UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, DC 20549

                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    July 17, 2006
                                                   ----------------
                      PETMED EXPRESS, INC.
      ----------------------------------------------------
     (Exact name of registrant as specified in its charter)

         Florida                  000-28827      65-0680967
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(State or other jurisdiction    (Commission     (IRS Employer
       of incorporation)        File Number)  Identification No.)

   1441 S.W. 29th Avenue, Pompano Beach, Florida     33069
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   (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code  (954) 979-5995
                                                   ----------------

     --------------------------------------------------------
   (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01 Regulation FD Disclosure

Item 8.01 Other Events

     On July 17, 2006, PetMed Express, Inc. issued a press release stating that it will announce its June 30, 2006 quarter end financial results and host a conference call to review the results on Monday, July 24, 2006. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

    (c)  Exhibits

   99.1  Press release issued by PetMed Express, Inc. on July 17, 2006


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PETMED EXPRESS, INC.

Date:  July 18, 2006             By:  /s/ Menderes Akdag
                                      -------------------------------------
                                      Menderes Akdag,
                                      Chief Executive Officer and President

                                 By: /s/ Bruce S. Rosenbloom
                                     --------------------------------------
                                     Bruce S. Rosenbloom,
                                     Chief Financial Officer












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                          EXHIBIT INDEX

Exhibit No.              Description


99.1 Press release issued by PetMed Express, Inc. on July 17, 2006.
























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